                                                                     Exhibit 3.1

                            ARTICLES OF INCORPORATION
                                       OF
                          QUALITY CARE SOLUTIONS, INC.


         The undersigned, a natural person for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Nevada (particularly Chapter 78 of the Nevada Revised Statutes and the acts mandatory thereof and supplemental thereto), hereby declares that:

         FIRST: The name of the corporation (hereinafter called it "Corporation") is:

                          QUALITY CARE SOLUTIONS, INC.

         SECOND: The name of the person designated as the resident agent of the Corporation and the street address of the resident agent where process may be served upon the Corporation which is also the mailing address of the resident agent, is:

                         Capitol Document Services, Inc.
                         400 West King Street, Suite 302
                            Carson City, Nevada 89703

         THIRD: The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of the Nevada Revised Statutes.

         FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is one hundred Million (100,000,000) shares of common stock with a par value of one-tenth of one cent ($.001) per share and ten Million (10,000,000) shares of preferred stock with a par value of one cent ($.01) per share undesignated as to class, powers, designations, preferences, limitations, restrictions or relative rights. The board of directors of the Corporation is authorized to fix and determine any class or series of preferred stock and the number of shares of each class or series and to prescribe the powers, designations, references, limitations, restrictions and relative rights of any class or series established all by resolution of the board of directors and in accordance with Section 78.1955 of the Nevada Revised Statutes as the same may be amended and supplemented.

         FIFTH: The governing board of this Corporation shall be known as directors and the number of directors may from time to time be increased or decreased in such manner as shall be provided in the Bylaws of this Corporation.

         SIXTH: The first board of directors of the Corporation shall consist of one director whose name and street address is:

                                 A. Bruce Oliver
                             5030 East Sunrise Drive
                             Phoenix, Arizona 85044

         SEVENTH: The name and the mailing address of the incorporator is:

                                Thomas J. Morgan
                            2600 North Central Avenue
                             Phoenix, Arizona 85004

         EIGHTH: The personal liability of the directors and officers of the corporation is hereby eliminated to the fullest extent permitted by the provisions of the Nevada Revised Statutes and particularly Section 78.037.1 thereof as the same may be amended and supplemented.

         NINTH: The Corporation shall to the fullest extent permitted by the provisions of Section 78.751 of the Nevada Revised Statutes, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under such section from and against any and all of the expenses, liabilities or other matters referred to in or covered by such section and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified persons may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise both as to action in such person's official capacity and as to action in any other capacity while holding such office, and shall continue as to persons who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such persons. The Corporation shall pay or otherwise advance all expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding as such expenses are incurred and in advance of the final disposition of the action, suit or proceeding, provided that the indemnified officer or director undertakes to repay the amounts so advanced if a court of competent jurisdiction ultimately determines that such officer or director is not entitled to be indemnified by the Corporation. Nothing herein shall be construed to affect any rights to advancement of expenses to which personnel other than officers or directors of the Corporation may be entitled under any contract or otherwise by law.

         TENTH: From time to time any of the provisions of these Articles of Incorporation may be amended, altered or repealed and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted in the manner and at the time prescribed by such laws and all rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are granted subject to the provisions of this Article.

         THE UNDERSIGNED, being the incorporator hereinabove named for the purpose of forming a corporation pursuant to Chapter 78 of the Nevada Revised Statutes, does make and file these Articles of Incorporation and hereby declares and certifies that the facts herein stated are true.

         DATED this 1st day of April, 1997.


                                                /s/
                                                --------------------------------
                                                Thomas J. Morgan, Incorporator


STATE OF ARIZONA               )
                               ) ss.
County of Maricopa             )

         The foregoing instrument was acknowledge before me this 1st day of April, 1997, by Thomas J. Morgan.


                                                /s/
                                                --------------------------------
                                                Notary Public


My Commission Expires: August 30, 1999


ACCEPTANCE OF APPOINTMENT BY RESIDENT AGENT

This 3rd day of April, 1997, Capitol Document Services, Inc. hereby accepts appointment as resident agent of QUALITY CARE SOLUTIONS, INC.

CAPITOL DOCUMENT SERVICES, INC.

By:


/s/
--------------------------------------------------------
Signature of Authorized Representative of Resident Agent

                           CERTIFICATE OF DESIGNATION


         1. Name. The name of the corporation is Quality Care Solutions, Inc. (the "Corporation").

         2. Text of Resolution. The Board of Directors (the "Board") of the Corporation duly adopted a resolution in the form attached hereto as Exhibit A and incorporated herein by this reference, amending and restating the terms of the Series A 15% Cumulative Convertible Preferred Stock of the Corporation, all as set forth in such resolution, which amendment and restatement was approved by the holders of a requisite number of the issued and outstanding shares of the said Preferred Stock.

         3. Statement and Date of Adoption. The aforementioned resolution was duly adopted by the Board effective as of May 28, 1998.

         IN WITNESS WHEREOF, the undersigned hereby certifies this 28th day of May, 1998 that the foregoing statement has been duly adopted by and on behalf of the Corporation as set forth above.


                                         /s/ Gregory S. Anderson
                                         ------------------------------
                                         Gregory S. Anderson, President


ATTEST:


/s/ Sherwood H. Chapman
------------------------------
Sherwood H. Chapman, Secretary



                                 ACKNOWLEDGMENT

STATE OF ARIZONA              )
                              )ss.
County of Maricopa            )

         On this 28th day of May, 1998, before me the undersigned Notary Public personally appeared Gregory S. Anderson, known personally to me to be the President of Quality Care Solutions, Inc., and acknowledged to me the foregoing instrument was executed for the purposes therein contained, on behalf of the corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                                   /s/ Susan A. Malone
                                                   -------------------
                                                      Notary Public

My commission expires:                                OFFICIAL SEAL
                                                     SUSAN A. MALONE
                                     [SEAL]   Notary Public - State of Arizona
Jan. 24, 2000                                        MARICOPA COUNTY
----------------                               My Comm. Expires Jan. 24, 2000

                                   EXHIBIT A

                RESOLUTION AMENDING AND RESTATING DESIGNATION OF

             SERIES A 15% CUMULATIVE CONVERTIBLE PREFERRED STOCK OF

                          QUALITY CARE SOLUTIONS, INC.


     WHEREAS, the Board has heretofore adopted a resolution setting forth the relative rights, preferences and limitations of a series of preferred stock designated Series A 15% Cumulative Convertible Preferred Stock (the "Prior Resolution");

     WHEREAS, in connection with the Board's designation of a new series of preferred stock, the Series C 12% Cumulative Convertible Preferred Stock, the Board desires to amend and restate the Prior Resolution, which amendment has been approved by the holders of a majority of the outstanding shares of the Series A Preferred Stock;

     NOW, THEREFORE, BE IT RESOLVED, that Prior Resolution is hereby amended and restated in its entirety to read as follows:

     RESOLVED, that pursuant to the authority granted to the Board and in accordance with the provisions of the Articles of Incorporation of the Company, the Board hereby creates a series of preferred stock designated as "Series A 15% Cumulative Convertible Preferred Stock" with Preference Amount equal to $.70 per share, states the number thereof to be 2,861,382 and fixes the relative rights, preferences and limitations of such Shares as follows:

     Section 1. Definitions. For purposes of this Resolution, the following definitions shall apply:

     "Accrual Date" shall mean each July 1, October 1, January 1 and April 1 following January 1, 1997 for so long as any Shares remain outstanding.

     "Act" shall mean the Securities Act of 1933, as amended.

     "Board" shall mean the Board of Directors of the Company.

     "Commission" shall mean the United States Securities and Exchange
Commission.

     "Common Stock" shall mean the common stock of the Company.

     "Company" shall mean Quality Care Solutions, Inc., a Nevada corporation, or any successor thereto.

     "Conversion Date" shall mean the date on which the Shares are converted to Common Stock whereby the rights of the Record Holders will cease with respect to the Shares and certificates for shares of Common Stock will be issued to such Record Holders who will become the holders of record of the shares of Common Stock represented thereby.

     "Conversion Price" shall initially mean $.70 per Share and shall be adjusted from time to time pursuant to Section 5 hereof.

     "Cumulative Dividend" shall mean a dividend with respect to the Shares accruing from January 1, 1997 at the rate of 15% per annum of the Preference Amount ($.105 per share).

     "Distribution" shall mean the transfer of cash or property without consideration, by way of dividend or otherwise (except a dividend in shares of the capital stock of the Company), or the purchase or redemption of shares of capital stock of the Company for cash or property, excluding the repurchase of any shares from a terminated employee or consultant of the Company within the terms of any agreement providing for such repurchase.

     "Five Percent Record Holder" shall mean any Person who has legal title to no less than 5% or more of the Company's outstanding Common Stock (on a fully converted basis) as set forth on the stock ownership records of the Company.

     "Liquidation Event" shall mean any liquidation, dissolution or winding up of the Company, a merger or consolidation of the Company or the sale or transfer of all or substantially all of the assets of the Company, whether voluntary or involuntary, unless the stockholders of the Company immediately prior to such transaction hold at least 50% of the outstanding equity securities of the surviving corporation in such merger, consolidation or sale of assets reorganization.

     "Person" shall mean an individual, a partnership, a joint venture, a limited liability company, a corporation, a trust, an unincorporated organization or government or any department or any agency thereof.

     "Preference Amount" shall mean $0.70 per Share.

     "Qualified Public Offering" shall mean an underwritten public offering of the Company's Common Stock which has been registered with the Commission resulting in gross proceeds of not less than $10,000,000 and at a price of not less than $1.50 per share (as adjusted for any event resulting in an adjustment pursuant to Section 5(a)).

     "Record Holder" shall mean the Person who has legal title to the shares of Series A Preferred Stock as set forth by the stock ownership records of the Company as of the particular record date.

     "Registration Statement" shall mean any registration statement filed with the Commission under the Act.

     "Series A Preferred Stock" shall mean all Series A Preferred Stock of the Company, the rights and preferences of which are set forth in this Resolution.

     "Series B Preferred Stock" shall mean all of the Series B 15% Cumulative Preferred Stock of the Company which shall consist of up to 160,000 shares, the rights and privileges of which are set forth in that certain Resolution of Designation of Preferences, Rights and Limitations of Series B 15% Cumulative Preferred Stock of Quality Care Solutions, Inc. adopted by the Board on June 28, 1996, as thereafter amended, restated or otherwise modified.

     "Series C Preferred Stock" shall mean all Series C 12% Cumulative Convertible Preferred Stock of the Company the rights and privileges of which are set forth in that certain Resolution of Designation of Preferences, Rights and Limitations of Series C Preferred Stock of Quality Care Solutions, Inc. adopted by the Board in May 1998, as the same may from time to time be amended and restated.

     "Share" shall mean a share of Series A Preferred Stock.

     "Shareholder" shall mean any Person who has legal title to the Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or any other series of preferred stock of the Company designated with the right to receive liquidation proceeds of the Company, in each case, as set forth by the stock ownership records of the Company as of the particular record date.

     Section 2.     Dividends.

          (a) General Obligation. When and as declared by the Board, the Company shall pay dividends to the Record Holders. Except as otherwise provided herein, Cumulative Dividends on each Share will accrue on each Accrual Date whether or not such dividends have been declared or whether or not there are profits, surplus or other funds of the Company legally available for the payment of such dividends, provided, however, dividends will be paid only at such time as both (i) funds of the Company are legally available for payment thereof and (ii) the Board declares and authorizes such payment.

          (b) Distribution of Partial Dividend Payments. If at any time the Company pays less than the total amount of dividends then accrued with respect to the Series C Preferred Stock, such payment will be distributed pro rata among the Record Holders.

          (c) Priority. The Series A Preferred Stock ranks pari passu with the Series B Preferred Stock and the Series C Preferred Stock and the Series A Preferred Stock is senior to all other capital stock of the Company, including specifically the Common Stock and any other series or class of stock as may be designated by the Board from time to time, in right of priority to Distributions paid as dividends or otherwise. Dividends or other distributions shall be declared and paid ratably with respect to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, in accordance with the respective terms of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock. No dividends or other Distributions with respect to any other series or class of capital stock of the Company shall be declared or paid prior to the declaration and payment in full of all Cumulative Dividends accrued as of the last preceding Accrual Date.

     Section 3. Liquidation. The Series A Preferred Stock ranks pari passu with the Series B Preferred Stock and the Series C Preferred Stock and the Series A Preferred Stock is senior to all other capital stock of the Company, including specifically the Common Stock and any other series or class of stock (other than the Series B Preferred Stock and the Series C Preferred Stock) as may be designated by the Board from time to time, in right of priority to Distributions paid in liquidation or otherwise. Upon occurrence of a Liquidation Event, the Record Holders will be entitled to be paid, pari passu with all required distributions and payments with respect to the Series B Preferred Stock and the Series C Preferred Stock and before any payment or other Distribution is made upon any other equity securities of the Company, an amount in cash equal to the Preference Amount plus any accrued but unpaid dividends thereon up to the date of occurrence of the Liquidation Event. If upon any Liquidation Event the assets of the Company to be distributed among the Record Holders and the holders of the Series B Preferred Stock and Series C Preferred Stock are insufficient to permit such payment in full to each holder, then the entire assets to be distributed will be distributed ratably among such Record Holders and the holders of the Series B Preferred Stock and Series C Preferred Stock in proportion to each such holder's number of shares of Series A Preferred, Series B Preferred or Series C Preferred multiplied by the Preference Amount of such series. The Company will mail written notices of a Liquidation Event not less than 20 days prior to the payment date stated therein to each Record Holder. After the Preference Amount plus accrued dividends have been paid on all outstanding Shares, and any other preference amount is paid on any other series of preferred stock of the Company in accordance with the rights designated thereto, any remaining funds and assets of the Company legally available for distribution to Shareholders will be distributed ratably among the Shareholders in accordance with their Common Stock holdings on an as converted basis.

     Section 4. Conversion.

          (a) Automatic Conversion of Series A Preferred Stock. Immediately upon the earlier of (i) the closing of a Qualified Public Offering and (ii) the consent of Record Holders of not less than a majority of the then outstanding Shares, all of the Shares shall be converted into fully paid, nonassessable shares of Common Stock in accordance with the conversion ratio set forth in
Section 4(d) hereof.

          (b) Automatic Conversion of Preferred Stock. Immediately upon the consent of holders of Series A Preferred, Series B Preferred and Series C Preferred of not less than a majority of the then outstanding aggregate shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, all of the shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be converted into fully paid, nonassessable shares of Common Stock in accordance with the conversion ratio of each of the series.

          (c) Voluntary Conversion. Record Holders of Shares shall have the right to convert the Shares at any time into shares of Common Stock in accordance with the conversion ratio in Section 4(d) hereof.

     (d) Conversion Ratio. Upon conversion of a Share, the Record Holder shall receive the number of shares of Common Stock equal to (i) the Preference Amount
(ii) divided by the Conversion Price, as adjusted from time to time pursuant to
Section 5 hereof.

     (e) Mechanics of Conversion. Each Record Holder who converts Shares into Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for the Series A Preferred Stock and shall give written verification to the Company of the number of Shares of Series A Preferred Stock being converted. Thereupon, the Company shall promptly issue and deliver at its office to such Record Holder a certificate or certificates for the number of shares of Common Stock to which such Record Holder is entitled. In the event of an automatic conversion pursuant to Sections 4(a) or (b), the outstanding Shares shall be converted automatically without any further action by the holder of such Shares and whether or not the certificates representing such shares are surrendered to the Company or the transfer agent for such Series A Preferred Stock; and the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such Shares are either delivered to the Company or the transfer agent for such Series A Preferred Stock as provided above, or the holder notifies the Company or the transfer agent for such Series A Preferred stock that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. The Company shall, as soon as practicable thereafter, issue and deliver to such address as the holder may direct, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. If the conversion is in connection with a Qualified Public Offering of securities described in Section 4(a), the conversion shall be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, and the conversion shall not be deemed to have occurred until immediately prior to the closing of such sale of securities.

     (f) Undeclared Cumulative Dividends. The Company shall pay undeclared Cumulative Dividends as accrued under the provisions of Section 2 on the Shares of Series A Preferred Stock being converted in cash or by the issuance of additional shares of Common Stock within 30 days after the Conversion Date. If the Company elects to pay undeclared and accrued Cumulative Dividends in shares of Common Stock, the number of shares of Common Stock so paid shall equal (i) the total undeclared and accrued Cumulative Dividends (ii) divided by the Conversion Price as adjusted from time to time pursuant to the provisions of
Section 5 hereof. Such conversion and issuance of additional shares of Common Stock, if applicable, shall be deemed to have been made immediately prior to the close of business on the Conversion Date, and the Person entitled to receive the shares of Common Stock shall for all purposes be the Record Holder as of such date.

     (g) Fractional Shares. No fractional shares of Common Stock shall be issued upon the conversion of Series A Preferred Stock. In lieu of any fractional shares to which a holder of Series A Preferred Stock would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the then current fair market value, determined in good faith by the Board.

     Section 5.     Antidilution Adjustments.

          (a) Stock Dividends. Except as provided in Section 5(e) below, in the event the Company at any time or from time to time after the issuance of any Shares shall declare or pay any dividend on the Common Stock payable in Common Stock, or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, the Conversion Price shall be adjusted by multiplying the Conversion Price prior to the adjustment by the number of shares of Common Stock outstanding immediately prior to the effective time of such event and dividing the result by the number of shares of Common Stock outstanding immediately after the effective time of such event, effective in the case of such dividend, immediately after the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend, or in the case of a subdivision or combination, at the close of business immediately prior to the date upon which such corporate action becomes effective.

          (b) Adjustments for Reorganizations, Reclassifications or Similar Events. Except as provided in Section 3 upon any liquidation, dissolution or winding up of the Company, if the Common Stock shall be changed into the same or a different number of shares of any other class or classes of stock or other securities or property, whether by capital reorganization, reclassification or otherwise, then each share of Series A Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon conversion of such shares of Series A Preferred Stock shall have been entitled upon such reorganization, reclassification or other event.

          (c) Dilutive Issuance. Except as provided in Section 5(f) below, in the event the Company shall issue additional shares of Common Stock or securities or options convertible into shares of Common Stock without consideration or for a consideration per share of Common Stock (on an as-converted to Common Stock basis, if applicable) less than the effective Conversion Price in effect on the date of and immediately prior to such issuance, then, and in each such event, such Conversion Price shall be reduced concurrently with such issue to the Conversion Price determined as follows: (i) the number of shares of Common Stock outstanding immediately prior to the issuance that results in the adjustment, (ii) shall be multiplied by such Conversion Price in effect immediately prior to such issuance, (iii) to the result of (ii) shall be added the actual consideration received for the additional shares of Common Stock, (iv) the resulting total shall be divided by the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance that results in the adjustment and (B) the number of additional shares of Common Stock resulting in the adjustment. If the quotient thus obtained is less than the Conversion Price then in effect, such quotient shall be the adjusted Conversion Price until further adjusted as provided herein.

     (d) Determination of Consideration. For purposes of Section 5(c), the consideration received by the Company for the issuance of any additional shares of Common Stock shall be computed as follows:

          (i)  Such consideration shall:

               (A) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company excluding amounts paid or payable for accrued interest or accrued dividends;

               (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board; and

               (C) in the event additional shares of Common Stock are issued together with other shares of securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in (A) and (B) above, as determined in good faith by the Board.

          (ii) For the purpose of computing the initial adjustment of the Conversion Price in the event the Company issues securities or options convertible into Common Stock, the consideration per share received by the Company for such securities or options shall be determined by dividing:

               (A) the total amount, if any, received or receivable by the Company as consideration for the issue of such securities or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise or the conversion or exchange of such securities or options, or in the case of options for convertible securities, the exercise of such options for convertible securities and the conversion or exchange of such convertible securities, by

               (B) the maximum number of shares of Common Stock issuable upon the exercise of or the conversion or exchange of such options or securities.

Any commission, fees, costs or other expenses related to the issuance of any additional shares of Common Stock or securities or options convertible into shares of Common Stock shall be included in the consideration received by the Company.

     (e) Adjustments for Other Dividends. In the event the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in capital stock of the Company other than shares of Common Stock or in other property of the Company, then and in each such event provision shall be made so that the Record Holders receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities or other property which such Record Holders would have received had the Series A Preferred stock been converted prior to such effective record date.

          (f) Exceptions. The foregoing provisions of this Section 5 notwithstanding, no adjustment to the Conversion Price shall be made upon the issuance of (i) up to 2,500,000 shares of Common Stock or options therefor issued or reserved for issuance to employees, directors, consultants or advisors of the Company pursuant to stock purchase, stock option or other agreements approved by the Board since the Company's inception, (ii) any Common Stock or other securities or options issued or issuable with approval of the Record Holders holding a majority of the outstanding Shares, (iii) the issuance of Common Stock upon conversion of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, (iv) Common Stock underlying other options or convertible securities as to which an adjustment to the Conversion Price has been made pursuant to Section 5(c) or (v) up to 412,142 shares of Common Stock issued upon exercise of warrants outstanding as of May 15, 1998.

          (g) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price of a series of Preferred Stock pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Record Holder to which such adjustment pertains a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Record Holder, furnish or cause to be furnished to such Record Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Prices at the time in effect for the Series A Preferred Stock, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such Record Holder's Series A Preferred Stock.

          (h) Notices of Record Date. In the event that the Company shall propose at any time:

               (i) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

               (ii) to offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or series or other rights;

               (iii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

               (iv) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up;

then, in connection with any such event, the corporation shall send to the Record Holders:

               (A) in the case of the matters referred to in (i) and (ii) above, at least ten (10) days prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (i) or (ii) above; and

               (B) in the case of the matters referred to in (iii) and (iv)
                   above, at least ten (10) days prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event) or for determining rights to vote in respect of the matters referred to in (iii) or (iv) above.

          Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the Record Holders at the address for each such holder as shown on the books and records of the Company.

     Section 6. Restrictions and Limitations. So long as any Shares remain outstanding, the Company shall not, and shall not permit any successor by merger or consolidation of the Company, without the approval by vote or written consent of the Record Holders of a majority of the outstanding Shares to:

          (a) No Senior or Pari Passu Securities. Authorize or issue, or obligate itself to issue, any other equity security senior to or on a parity with the Series A Preferred Stock, as to dividend, liquidation preferences or conversion rights;

          (b) No Change in Authorized Shares. Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series A Preferred Stock;

          (c) No Change in Rights. Change, by amending the Company's Articles of Incorporation, Bylaws, or otherwise, any of the rights, preferences, privileges or limitations provided for herein for the benefit of the Series A Preferred Stock;

          (d) No Liquidation Event. Engage in any transaction that is a Liquidation Event;

          (e) No Adverse Change in Articles or Bylaws. Amend the Articles of Incorporation or Bylaws of the Company to change the number of directors or increase the authorized number of shares of capital stock; or

          (f) No Preference to Subordinate Stock. Make any Distribution, as a dividend, in liquidation or otherwise, in preference to the Series A Preferred Stock.

Nothing herein shall be construed as limiting the Company's ability to make any subdivision or combination of the outstanding Common Stock.

     Section 7.     Right of First Refusal.

          (a) General Right. Each Record Holder shall be given the right to purchase such holder's pro rata portion of any equity securities offered by the Company (other than the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, shares of Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and shares offered to employees, in a merger or in connection with obtaining a lease line, line of credit or a similar financing transaction) on the same terms and conditions as the Company offers such securities to other potential investors. The pro rata portion to which each Record Holder is entitled shall be calculated based upon such Record Holder's percentage of ownership of the Company's outstanding capital stock on an as-converted to Common Stock basis (assuming all undeclared Cumulative Dividends are paid in Common Stock as provided in Section 4(f)). The right of first refusal granted hereunder will terminate immediately prior to the Company's initial underwritten Qualified Public Offering.

          (b) In the event the Company proposes to undertake an issuance of new securities, it shall give each Record Holder written notice of its intention, describing the amount and type of the securities, and the price and terms upon which the Company proposes to issue the same. Each Record Holder shall have twenty (20) days from the date of receipt of any such notice to agree to purchase up to its respective pro rata share of such securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of securities to be purchased. To the extent any Record Holder elects not to purchase such holder's pro rata share of new securities, then such holder's pro rata share shall be allocated pro rata among the holders of Series A Preferred Stock electing to purchase their pro rata share of new securities to the extent such holders wish to purchase more than their pro rata share.

          (c) The Company shall have ninety (90) days after such twenty (20) day period to sell the new securities not elected to be purchased by Record Holders at a price and upon terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the new securities within said ninety (90) day period, the Company shall not thereafter issue or sell any new securities, without first offering such securities to the Record Holders in the manner provided above.

          (d) Notwithstanding the foregoing, the rights set forth herein shall not prevent the corporation from offering and selling new securities at any time; provided that, if the Company has not given notice to Record Holders prior to the issuance of new securities as provided in Section 7(b), then the Company shall give notice to the Record Holders within fifteen (15) days after the issuance of new securities. Such notice shall describe the amount, type, price and terms of the new securities. Each Record Holder shall have twenty
(20) days from the date of receipt of such notice to elect to purchase its pro rata share of new securities.

The closing of any such sale shall occur within thirty (30) days of the date of notice to the Record holders.

      Section 8.   Voting Rights.

               (a) Except as otherwise provided herein or under Nevada law, the shares of Common Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and any other series of preferred stock designated with such right shall vote as a single class on all matters except that the Series A Preferred Stock shall vote separately as a single class (i) with respect to all matters which affect rights, preferences or priority of the Series A Preferred Stock or (ii) as otherwise required by Nevada law. Upon any vote with the outstanding shares as a single class, each Share shall have the number of votes equal to (i) the Preference Amount (ii) divided by the Conversion Price in effect on the record date for determination of the stockholders entitled to vote, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Record Holders shall be entitled to receive notice of all matters submitted to a vote of shareholders. Any action to be taken by the Record Holders may be taken without a meeting in accordance with Nevada law.

               (b) (i) The holders of Series A Preferred Stock, voting as a separate class on an as-converted to Common Stock basis, shall be entitled to elect one director, (ii) the holders of Series C Preferred Stock, voting as a separate class on an as-converted to Common Stock basis, shall be entitled to elect one director and (ii) the holders of the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and any other series of preferred stock designated with voting rights, voting together on an as-converted to Common Stock basis (assuming in each instance that all undeclared Cumulative Dividends are paid in cash as provided in Section 4(f)), shall be entitled to elect one director having industry experience and who is not an officer or employee of the Company. Any vacancy in the Board occurring because of the death, resignation or removal of a director shall be filled by the vote or written consent of the holders of the class or classes entitled to fill such seats as provided in this Section 8(b).

      Section 9. Notices. All notices referred to herein, except as otherwise expressly provided, will be hand delivered or made by mail, postage prepaid, and will be deemed to have been given when so hand delivered or mailed to the last known address of the Record Holder as set forth on the stock ledger of the Company.


      Section 10.  Waiver of Rights, Preferences or Privileges.

              (a) Any right, preference or privilege of the Series A Preferred Stock may be waived by two-thirds of the outstanding Shares, and such waiver shall be binding on all holders of Shares.


              (b) Any right, preference or privilege of all of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock may be waived by two-thirds of the aggregate outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, and such waiver shall be binding on all holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

      Section 11. Information Rights. The Company shall provide to all Record Holders an unaudited quarterly report, containing a balance sheet, income statement and statement of cash flows for the fiscal quarter within 45 days after the end of each fiscal quarter; and an audited annual report containing a balance sheet, income statement and statement of cash flows for the fiscal year within 90 days after the end of each fiscal year. All Record Holders shall have the right to inspect the records of the Company as provided by Nevada law.

[FILED STAMP]
                           CERTIFICATE OF DESIGNATION


         1. Name. The name of the corporation is Quality Care Solutions, Inc. (the "Corporation").

         2. Text of Resolution. The Board of Directors (the "Board") of the Corporation duly adopted a resolution in the form attached hereto as Exhibit A and incorporated herein by this reference, amending and restating the terms of the Series B 15% Cumulative Convertible Preferred Stock of the Corporation, all as set forth in such resolution, which amendment and restatement was approved by the holders of a requisite number of the issued and outstanding shares of the said Preferred Stock.

         3. Statement and Date of Adoption. The aforementioned resolution was duly adopted by the Board effective as of May 28, 1998.

         IN WITNESS WHEREOF, the undersigned hereby certifies this 28th day of May, 1998 that the foregoing statement has been duly adopted by and on behalf of the Corporation as set forth above.


                                          /s/ Gregory S. Anderson
                                          ------------------------------
                                          Gregory S. Anderson, President


ATTEST:


/s/ Sherwood H. Chapman
------------------------------
Sherwood H. Chapman, Secretary



                                 ACKNOWLEDGMENT

STATE OF ARIZONA              )
                              )ss.
County of Maricopa            )

         On this 28th day of May, 1998, before me the undersigned Notary Public personally appeared Gregory S. Anderson, known personally to me to be the President of Quality Care Solutions, Inc., and acknowledged to me the foregoing instrument was executed for the purposes therein contained, on behalf of the corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                                   /s/ Susan A. Malone
                                                   -------------------
                                                      Notary Public

My commission expires:                                    [SEAL]


January 24, 2000

                                    EXHIBIT A


                RESOLUTION AMENDING AND RESTATING DESIGNATION OF

             SERIES B 15% CUMULATIVE CONVERTIBLE PREFERRED STOCK OF

                          QUALITY CARE SOLUTIONS, INC.


         WHEREAS, the Board has heretofore adopted a resolution setting forth the relative rights, preferences and limitations of a series of preferred stock designated Series B 15% Cumulative Convertible Preferred Stock (the "Prior Resolution");

         WHEREAS, in connection with the Board's designation of a new series of preferred stock, the Series C 12% Cumulative Convertible Preferred Stock, the Board desires to amend and restate the Prior Resolution, which amendment has been approved by the holders of a majority of the outstanding shares of the Series B Preferred Stock;

         NOW, THEREFORE, BE IT RESOLVED, that Prior Resolution is hereby amended and restated in its entirety to read as follows:

         RESOLVED, that pursuant to the authority granted to the Board and in accordance with the provisions of the Articles of Incorporation of the Company, the Board hereby creates a series of preferred stock designated as "Series B 15% Cumulative Convertible Preferred Stock" with Preference Amount equal to $.50 per share, states the number thereof to be 160,000 and fixes the relative rights, preferences and limitations of such Shares as follows:

         Section 1. Definitions. For purposes of this Resolution, the following definitions shall apply:

                  "Accrual Date" shall mean each July 1, October 1, January 1 and April 1 following October 1, 1996 for so long as any Shares remain outstanding.

                  "Act" shall mean the Securities Act of 1933, as amended.

                  "Board" shall mean the Board of Directors of the Company.

                  "Commission" shall mean the United States Securities and Exchange Commission.

                  "Common Stock" shall mean the common stock of the Company.

                  "Company" shall mean Quality Care Solutions, Inc., a Nevada corporation, or any successor thereto.

                  "Conversion Date" shall mean the date on which the Shares are converted to Common Stock whereby the rights of the Record Holders will cease with respect to the Shares and certificates for shares of Common Stock will be issued to such Record Holders who will become the holders of record of the shares of Common Stock represented thereby.

                  "Conversion Price" shall initially mean $.50 per Share and shall be adjusted from time to time pursuant to Section 5 hereof.

                  "Cumulative Dividend" shall mean a dividend with respect to the Shares accruing from October 1, 1996 at the rate of 15% per annum of the Preference Amount ($.075 per share).

                  "Distribution" shall mean the transfer of cash or property without consideration, by way of dividend or otherwise (except a dividend in shares of the capital stock of the Company), or the purchase or redemption of shares of capital stock of the Company for cash or property, excluding the repurchase of any shares from a terminated employee or consultant of the Company within the terms of any agreement providing for such repurchase.

                  "Five Percent Record Holder" shall mean any Person who has legal title to no less than 5% or more of the Company's outstanding Common Stock (on a fully converted basis) as set forth on the stock ownership records of the Company.

                  "Liquidation Event" shall mean any liquidation, dissolution or winding up of the Company, a merger or consolidation of the Company or the sale or transfer of all or substantially all of the assets of the Company, whether voluntary or involuntary, unless the stockholders of the Company immediately prior to such transaction hold at least 50% of the outstanding equity securities of the surviving corporation in such merger, consolidation or sale of assets reorganization.

                  "Person" shall mean an individual, a partnership, a joint venture, a limited liability company, a corporation, a trust, an unincorporated organization or government or any department or any agency thereof.

                  "Preference Amount" shall mean $0.50 per Share.

                  "Qualified Public Offering" shall mean an underwritten public offering of the Company's Common Stock which has been registered with the Commission resulting in gross proceeds of not less than $10,000,000 and at a price of not less than $1.50 per share (as adjusted for any event resulting in an adjustment pursuant to Section 5(a)).

                  "Record Holder" shall mean the Person who has legal title to the shares of Series B Preferred Stock as set forth by the stock ownership records of the Company as of the particular record date.

                  "Registration Statement" shall mean any registration statement filed with the Commission under the Act.

                  "Series A Preferred Stock" shall mean all of the Series A 15% Cumulative Preferred Stock of the Company which shall consist of up to 2,861,382 shares, the rights and privileges of which are set forth in that certain Resolution of Designation of Preferences, Rights and Limitations of Series A 15% Cumulative Preferred Stock of Quality Care Solutions, Inc. adopted by the Board on June 28, 1996, as thereafter amended, restated or otherwise modified.

                  "Series B Preferred Stock" shall mean all Series B Preferred Stock of the Company, the rights and preferences of which are set forth in this Resolution.

                  "Series C Preferred Stock" shall mean all Series C 12% Cumulative Convertible Preferred Stock of the Company the rights and privileges of which are set forth in that certain Resolution of Designation of Preferences, Rights and Limitations of Series C Preferred Stock of Quality Care Solutions, Inc. adopted by the Board in May 1998, as the same may from time to time be amended or restated.

                  "Share" shall mean a share of Series B Preferred Stock.

                  "Shareholder" shall mean any Person who has legal title to the Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or any other series of preferred stock of the Company designated with the right to receive liquidation proceeds of the Company, in each case, as set forth by the stock ownership records of the Company as of the particular record date.

         Section 2.   Dividends.

                  (a) General Obligation. When and as declared by the Board, the Company shall pay dividends to the Record Holders. Except as otherwise provided herein, Cumulative Dividends on each Share will accrue on each Accrual Date whether or not such dividends have been declared or whether or not there are profits, surplus or other funds of the Company legally available for the payment of such dividends, provided, however, dividends will be paid only at such time as both (i) funds of the Company are legally available for payment thereof and
(ii) the Board declares and authorizes such payment.

                  (b) Distribution of Partial Dividend Payments. If at any time the Company pays less than the total amount of dividends then accrued with respect to the Series C Preferred Stock, such payment will be distributed pro rata among the Record Holders.

                  (c) Priority. The Series B Preferred Stock ranks pari passu with the Series A Preferred Stock and the Series C Preferred Stock and the Series B Preferred Stock is senior to all other capital stock of the Company, including specifically the Common Stock and any other series or class of stock as may be designated by the Board from time to time, in right of priority to Distributions paid as dividends or otherwise. Dividends or other distributions shall be declared and paid ratably with respect to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, in accordance with the respective terms of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock. No dividends or other Distributions with respect to any other series or class of capital stock of the Company shall be declared or paid prior to the declaration and payment in full of all Cumulative Dividends accrued as of the last preceding Accrual Date.

         Section 3. Liquidation. The Series B Preferred Stock ranks pari passu with the Series A Preferred Stock and the Series C Preferred Stock and the Series B Preferred Stock is senior to all other capital stock of the Company, including specifically the Common Stock and any other series or class of stock (other than the Series A Preferred Stock and the Series C Preferred Stock) as may be designated by the Board from time to time, in right of priority to Distributions paid in liquidation or otherwise. Upon occurrence of a Liquidation Event, the Record Holders will be entitled to be paid, pari passu with all required distributions and payments with respect to the Series A Preferred Stock and the Series C Preferred Stock and before any payment or other Distribution is made upon any other equity securities of the Company, an amount in cash equal to the Preference Amount plus any accrued but unpaid dividends thereon up to the date of occurrence of the Liquidation Event. If upon any Liquidation Event the assets of the Company to be distributed among the Record Holders and the holders of the Series A Preferred Stock and Series C Preferred Stock are insufficient to permit such payment in full to each holder, then the entire assets to be distributed will be distributed ratably among such Record Holders and the holders of the Series A Preferred Stock and Series C Preferred Stock in proportion to each such holder's number of shares of Series A Preferred, Series B Preferred or Series C Preferred multiplied by the Preference Amount of such series. The Company will mail written notices of a Liquidation Event not less than 20 days prior to the payment date stated therein to each Record Holder. After the Preference Amount plus accrued dividends have been paid on all outstanding Shares, and any other preference amount is paid on any other series of preferred stock of the Company in accordance with the rights designated thereto, any remaining funds and assets of the Company legally available for distribution to Shareholders will be distributed ratably among the Shareholders in accordance with their Common Stock holdings on an as converted basis.

         Section 4.   Conversion.

                  (a) Automatic Conversion of Series B Preferred Stock. Immediately upon the earlier of (i) the closing of a Qualified Public Offering and (ii) the consent of Record Holders of not less than a majority of the then outstanding Shares, all of the Shares shall be converted into fully paid, nonassessable shares of Common Stock in accordance with the conversion ratio set forth in Section 4(d) hereof.

                  (b) Automatic Conversion of Preferred Stock. Immediately upon the consent of holders of Series A Preferred, Series B Preferred and Series C Preferred of not less than a majority of the then outstanding aggregate shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, all of the shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be converted into fully paid, nonassessable shares of Common Stock in accordance with the conversion ratio of each of the series.

                  (c) Voluntary Conversion. Record Holders of Shares shall have the right to convert the Shares at any time into shares of Common Stock in accordance with the conversion ratio in Section 4(d) hereof.

                  (d) Conversion Ratio. Upon conversion of a Share, the Record Holder shall receive the number of shares of Common Stock equal to (i) the Preference Amount (ii) divided by the Conversion Price, as adjusted from time to time pursuant to Section 5 hereof.

                  (e) Mechanics of Conversion. Each Record Holder who converts Shares into Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for the Series B Preferred Stock and shall give written verification to the Company of the number of Shares of Series B Preferred Stock being converted. Thereupon, the Company shall promptly issue and deliver at its office to such Record Holder a certificate or certificates for the number of shares of Common Stock to which such Record Holder is entitled. In the event of an automatic conversion pursuant to Sections 4(a) or (b), the outstanding Shares shall be converted automatically without any further action by the holder of such Shares and whether or not the certificates representing such shares are surrendered to the Company or the transfer agent for such Series B Preferred Stock; and the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such Shares are either delivered to the Company or the transfer agent for such Series B Preferred Stock as provided above, or the holder notifies the Company or the transfer agent for such Series B Preferred Stock that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. The Company shall, as soon as practicable thereafter, issue and deliver to such address as the holder may direct, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. If the conversion is in connection with a Qualified Public Offering of securities described in Section 4(a), the conversion shall be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, and the conversion shall not be deemed to have occurred until immediately prior to the closing of such sale of securities.

                  (f) Undeclared Cumulative Dividends. The Company shall pay undeclared Cumulative Dividends as accrued under the provisions of Section 2 on the Shares of Series B Preferred Stock being converted in cash or by the issuance of additional shares of Common Stock within 30 days after the Conversion Date. If the Company elects to pay undeclared and accrued Cumulative Dividends in shares of Common Stock, the number of shares of Common Stock so paid shall equal (i) the total undeclared and accrued Cumulative Dividends (ii) divided by the Conversion Price as adjusted from time to time pursuant to the provisions of Section 5 hereof. Such conversion and issuance of additional shares of Common Stock, if applicable, shall be deemed to have been made immediately prior to the close of business on the Conversion Date, and the Person entitled to receive the shares of Common Stock shall for all purposes be the Record Holder as of such date.

                  (g) Fractional Shares. No fractional shares of Common Stock shall be issued upon the conversion of Series B Preferred Stock. In lieu of any fractional shares to which a holder of Series B Preferred Stock would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the then current fair market value, determined in good faith by the Board.

         Section 5.   Antidilution Adjustments.

                  (a) Stock Dividends. Except as provided in Section 5(e) below, in the event the Company at any time or from time to time after the issuance of any Shares shall declare or pay any dividend on the Common Stock payable in Common Stock, or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, the Conversion Price shall be adjusted by multiplying the Conversion Price prior to the adjustment by the number of shares of Common Stock outstanding immediately prior to the effective time of such event and dividing the result by the number of shares of Common Stock outstanding immediately after the effective time of such event, effective in the case of such dividend, immediately after the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend, or in the case of a subdivision or combination, at the close of business immediately prior to the date upon which such corporate action becomes effective.

                  (b) Adjustments for Reorganizations, Reclassifications or Similar Events. Except as provided in Section 3 upon any liquidation, dissolution or winding up of the Company, if the Common Stock shall be changed into the same or a different number of shares of any other class or classes of stock or other securities or property, whether by capital reorganization, reclassification or otherwise, then each share of Series B Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon conversion of such shares of Series B Preferred Stock shall have been entitled upon such reorganization, reclassification or other event.

                  (c) Dilutive Issuance. Except as provided in Section 5(f) below, in the event the Company shall issue additional shares of Common Stock or securities or options convertible into shares of Common Stock without consideration or for a consideration per share of Common Stock (on an as-converted to Common Stock basis, if applicable) less than the effective Conversion Price in effect on the date of and immediately prior to such issuance, then, and in each such event, such Conversion Price shall be reduced concurrently with such issue to the Conversion Price determined as follows: (i) the number of shares of Common Stock outstanding immediately prior to the issuance that results in the adjustment, (ii) shall be multiplied by such Conversion Price in effect immediately prior to such issuance, (iii) to the result of (ii) shall be added the actual consideration received for the additional shares of Common Stock, (iv) the resulting total shall be divided by the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance that results in the adjustment and (B) the number of additional shares of Common Stock resulting in the adjustment. If the quotient thus obtained is less than the Conversion Price then in effect, such quotient shall be the adjusted Conversion Price until further adjusted as provided herein.

                  (d) Determination of Consideration. For purposes of Section 5(c), the consideration received by the Company for the issuance of any additional shares of Common Stock shall be computed as follows:

                      (i) Such consideration shall:

                          (A) insofar as it consists of cash, be computed at the
                  aggregate amount of cash received by the Company excluding amounts paid or payable for accrued interest or accrued dividends;

                          (B) insofar as it consists of property other than
                  cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board; and

                          (C) in the event additional shares of Common Stock are
                  issued together with other shares of securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in (A) and (B) above, as determined in good faith by the Board.

                     (ii) For the purpose of computing the initial adjustment of the Conversion Price in the event the Company issues securities or options convertible into Common Stock, the consideration per share received by the Company for such securities or options shall be determined by dividing:

                          (A) the total amount, if any, received or receivable
                  by the Company as consideration for the issue of such securities or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise or the conversion or exchange of such securities or options, or in the case of options for convertible securities, the exercise of such options for convertible securities and the conversion or exchange of such convertible securities, by

                          (B) the maximum number of shares of Common Stock
                  issuable upon the exercise of or the conversion or exchange of such options or securities.

Any commission, fees, costs or other expenses related to the issuance of any additional shares of Common Stock or securities or options convertible into shares of Common Stock shall be included in the consideration received by the Company.

                  (e) Adjustments for Other Dividends. In the event the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in capital stock of the Company other than shares of Common Stock or in other property of the Company, then and in each such event provision shall be made so that the Record Holders receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities or other property which such Record Holders would have received had the Series B Preferred Stock been converted prior to such effective record date.

                  (f) Exceptions. The foregoing provisions of this Section 5 notwithstanding, no adjustment to the Conversion Price shall be made upon the issuance of (i) up to 2,500,000 shares of Common Stock or options therefor issued or reserved for issuance to employees, directors, consultants or advisors of the Company pursuant to stock purchase, stock option or other agreements approved by the Board since the Company's inception, (ii) any Common Stock or other securities or options issued or issuable with approval of the Record Holders holding a majority of the outstanding Shares, (iii) the issuance of Common Stock upon conversion of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, (iv) Common Stock underlying other options or convertible securities as to which an adjustment to the Conversion Price has been made pursuant to Section 5(c) or (v) up to 412,142 shares of Common Stock issued upon exercise of warrants outstanding as of May 15, 1998.

                  (g) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price of a series of Preferred Stock pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Record Holder to which such adjustment pertains a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Record Holder, furnish or cause to be furnished to such Record Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Prices at the time in effect for the Series B Preferred Stock, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such Record Holder's Series B Preferred Stock.

                  (h) Notices of Record Date. In the event that the Company shall propose at any time:

                       (i) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

                       (ii) to offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or series or other rights;

                       (iii) to effect any reclassification or recapitalization
                             of its Common Stock outstanding involving a change in the Common Stock; or

                       (iv) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up;

then, in connection with any such event, the corporation shall send to the Record Holders:

                       (A)   in the case of the matters referred to in (i) and
                             (ii) above, at least ten (10) days prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (i) or (ii) above; and

                       (B)   in the case of the matters referred to in (iii) and
                             (iv) above, at least ten (10) days prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event) or for determining rights to vote in respect of the maters referred to in (iii) or (iv) above.

                  Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the Record Holders at the address for each such holder as shown on the books and records of the Company.

         Section 6. Restrictions and Limitations. So long as any Shares remain outstanding, the Company shall not, and shall not permit any successor by merger or consolidation of the Company, without the approval by vote or written consent of the Record Holders of a majority of the outstanding Shares to:

                  (a) No Senior or Pari Passu Securities. Authorize or issue, or obligate itself to issue, any other equity security senior to or on a parity with the Series B Preferred Stock, as to dividend, liquidation preferences or conversion rights;

                  (b) No Change in Authorized Shares. Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series B Preferred Stock;

                  (c) No Change in Rights. Change, by amending the Company's Articles of Incorporation, Bylaws, or otherwise, any of the rights, preferences, privileges or limitations provided for herein for the benefit of the Series B Preferred Stock;

                  (d) No Liquidation Event. Engage in any transaction that is a Liquidation Event;

                  (e) No Adverse Change in Articles or Bylaws. Amend the Articles of Incorporation or Bylaws of the Company to change the number of directors or increase the authorized number of shares of capital stock; or

                  (f) No Preference to Subordinate Stock. Make any Distribution, as a dividend, in liquidation or otherwise, in preference to the Series B Preferred Stock.

Nothing herein shall be construed as limiting the Company's ability to make any subdivision or combination of the outstanding Common Stock.

         Section 7.   Right of First Refusal.

                  (a) General Right. Each Record Holder shall be given the right to purchase such holder's pro rata portion of any equity securities offered by the Company (other than the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, shares of Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and shares offered to employees, in a merger or in connection with obtaining a lease line, line of credit or a similar financing transaction) on the same terms and conditions as the Company offers such securities to other potential investors. The pro rata portion to which each Record Holder is entitled shall be calculated based upon such Record Holder's percentage of ownership of the Company's outstanding capital stock on an as-converted to Common Stock basis (assuming all undeclared Cumulative Dividends are paid in Common Stock as provided in Section 4(f)). The right of first refusal granted hereunder will terminate immediately prior to the Company's initial underwritten Qualified Public Offering.

                  (b) In the event the Company proposes to undertake an issuance of new securities, it shall give each Record Holder written notice of its intention, describing the amount and type of the securities, and the price and terms upon which the Company proposes to issue the same. Each Record Holder shall have twenty (20) days from the date of receipt of any such notice to agree to purchase up to its respective pro rata share of such securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of securities to be purchased. To the extent any Record Holder elects not to purchase such holder's pro rata share of new securities, then such holder's pro rata share shall be allocated pro rata among the holders of Series B Preferred Stock electing to purchase their pro rata share of new securities to the extent such holders wish to purchase more than their pro rata share.

                  (c) The Company shall have ninety (90) days after such twenty
(20) day period to sell the new securities not elected to be purchased by Record Holders at a price and upon terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the new securities within said ninety (90) day period, the Company shall not thereafter issue or sell any new securities, without first offering such securities to the Record Holders in the manner provided above.

                  (d) Notwithstanding the foregoing, the rights set forth herein shall not prevent the corporation from offering and selling new securities at any time; provided that, if the Company has not given notice to Record Holders prior to the issuance of new securities as provided in Section 7(b), then the Company shall give notice to the Record Holders within fifteen (15) days after the issuance of new securities. Such notice shall describe the amount, type, price and terms of the new securities. Each Record Holder shall have twenty (20) days from the date of receipt of such notice to elect to purchase its pro rata share of new securities.

The closing of any such sale shall occur within thirty (30) days of the date of notice to the Record holders.

         Section 8.   Voting Rights.

                  (a) Except as otherwise provided herein or under Nevada law, the shares of Common Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and any other series of preferred stock designated with such right shall vote as a single class on all matters except that the Series B Preferred Stock shall vote separately as a single class (i) with respect to all matters which affect rights, preferences or priority of the Series B Preferred Stock or (ii) as otherwise required by Nevada law. Upon any vote with the outstanding shares as a single class, each Share shall have the number of votes equal to (i) the Preference Amount (ii) divided by the Conversion Price in effect on the record date for determination of the stockholders entitled to vote, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Record Holders shall be entitled to receive notice of all matters submitted to a vote of shareholders. Any action to be taken by the Record Holders may be taken without a meeting in accordance with Nevada law.

                  (b) (i) The holders of Series A Preferred Stock, voting as a separate class on an as-converted to Common Stock basis, shall be entitled to elect one director, (ii) the holders of Series C Preferred Stock, voting as a separate class on an as-converted to Common Stock basis, shall be entitled to elect one director and (ii) the holders of the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and any other series of preferred stock designated with voting rights, voting together on an as-converted to Common Stock basis (assuming in each instance that all undeclared Cumulative Dividends are paid in cash as provided in Section 4(f)), shall be entitled to elect one director having industry experience and who is not an officer or employee of the Company. Any vacancy in the Board occurring because of the death, resignation or removal of a director shall be filled by the vote or written consent of the holders of the class or classes entitled to fill such seats as provided in this Section 8(b).

         Section 9. Notices. All notices referred to herein, except as otherwise expressly provided, will be hand delivered or made by mail, postage prepaid, and will be deemed to have been given when so hand delivered or mailed to the last known address of the Record Holder as set forth on the stock ledger of the Company.

         Section 10.  Waiver of Rights, Preferences or Privileges.

                  (a) Any right, preference or privilege of the Series B Preferred Stock may be waived by two-thirds of the outstanding Shares, and such waiver shall be binding on all holders of Shares.

                  (b) Any right, preference or privilege of all of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock may be waived by two-thirds of the aggregate outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, and such waiver shall be binding on all holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

         Section 11. Information Rights. The Company shall provide to all Record Holders an unaudited quarterly report, containing a balance sheet, income statement and statement of cash flows for the fiscal quarter within 45 days after the end of each fiscal quarter; and an audited annual report containing a balance sheet, income statement and statement of cash flows for the fiscal year within 90 days after the end of each fiscal year. All Record Holders shall have the right to inspect the records of the Company as provided by Nevada law.

          FILED
   IN THE OFFICE OF THE
 SECRETARY OF STATE OF THE
     STATE OF NEVADA

        MAY 28 1998
       No. C7194-9-1
     /s/ Dean Heller
DEAN HELLER, SECRETARY OF STATE


                           CERTIFICATE OF DESIGNATION


         1. Name. The name of the corporation is Quality Care Solutions, Inc. (the "Corporation").

         2. Text of Resolution. The Board of Directors (the "Board") of the Corporation duly adopted a resolution in the form attached hereto as Exhibit A and incorporated herein by this reference, establishing and designating the Series C 12% Cumulative Convertible Preferred Stock of the Corporation, fixing and determining the relative preferences, privileges and voting powers of the shares of such series and the restrictions and qualifications thereof, all as set forth in such resolution.

         3. Statement and Date of Adoption. The aforementioned resolution was duly adopted by the Board effective as of May 28, 1998.

         IN WITNESS WHEREOF, the undersigned hereby certifies this 28th day of May, 1998 that the foregoing statement has been duly adopted by and on behalf of the Corporation as set forth above.


                                                /s/ Gregory S. Anderson
                                                ------------------------------
                                                Gregory S. Anderson, President


ATTEST:


/s/ Sherwood H. Chapman
------------------------------
Sherwood H. Chapman, Secretary



                                 ACKNOWLEDGMENT

STATE OF ARIZONA    )
                    )ss.
County of Maricopa  )

         On this 28th day of May, 1998, before me the undersigned Notary Public personally appeared Gregory S. Anderson, known personally to me to be the President of Quality Care Solutions, Inc., and acknowledged to me the foregoing instrument was executed for the purposes therein contained, on behalf of the corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                                 /s/ Susan A. Malone
                                                 -------------------
                                                    Notary Public

My commission expires:

January 24, 2000
                                                      OFFICIAL SEAL
                                                     SUSAN A. MALONE
                                              Notary Public-State of Arizona
                                                     MARICOPA COUNTY
                                              My Comm. Expires Jan. 24, 2000

                                    EXHIBIT A


                          RESOLUTION OF DESIGNATION OF

             SERIES C 12% CUMULATIVE CONVERTIBLE PREFERRED STOCK OF

                          QUALITY CARE SOLUTIONS, INC.


         RESOLVED, that pursuant to the authority granted to the Board and in accordance with the provisions of the Articles of Incorporation of the Company, the Board hereby creates a series of preferred stock designated as "Series C 12% Cumulative Convertible Preferred Stock" with Preference Amount equal to $.77 per share, states the number thereof to be 5,194,805 and fixes the relative rights, preferences and limitations of such Shares as follows:

         Section 1. Definitions. For purposes of this Resolution, the following definitions shall apply:

                  "Accrual Date" shall mean each July 1, October 1, January 1 and April 1 following May 29, 1998 for so long as any Shares remain outstanding.

                  "Act" shall mean the Securities Act of 1933, as amended.

                  "Board" shall mean the Board of Directors of the Company.

                  "Commission" shall mean the United States Securities and Exchange Commission.

                  "Common Stock" shall mean the common stock of the Company.

                  "Company" shall mean Quality Care Solutions, Inc., a Nevada corporation, or any successor thereto.

                  "Conversion Date" shall mean the date on which the Shares are converted to Common Stock whereby the rights of the Record Holders will cease with respect to the Shares and certificates for shares of Common Stock will be issued to such Record Holders who will become the holders of record of the shares of Common Stock represented thereby.

                  "Conversion Price" shall initially mean $.77 per Share and shall be adjusted from time to time pursuant to Section 5 hereof.

                  "Cumulative Dividend" shall mean a dividend with respect to the Shares accruing from May 29, 1998 at the rate of 12% per annum of the Preference Amount ($.09 per share).

                  "Distribution" shall mean the transfer of cash or property without consideration, by way of dividend or otherwise (except a dividend in shares of the capital stock of the Company), or the purchase or redemption of shares of capital stock of the Company for cash or property, excluding the repurchase of any shares from a terminated employee or consultant of the Company within the terms of any agreement providing for such repurchase.

                  "Five Percent Record Holder" shall mean any Person who has legal title to no less than 5% or more of the Company's outstanding Common Stock (on a fully converted basis) as set forth on the stock ownership records of the Company.

                  "Liquidation Event" shall mean any liquidation, dissolution or winding up of the Company, a merger or consolidation of the Company or the sale or transfer of all or substantially all of the assets of the Company, whether voluntary or involuntary, unless the stockholders of the Company immediately prior to such transaction hold at least 50% of the outstanding equity securities of the surviving corporation in such merger, consolidation or sale of assets reorganization.

                  "Person" shall mean an individual, a partnership, a joint venture, a limited liability company, a corporation, a trust, an unincorporated organization or government or any department or any agency thereof.

                  "Preference Amount" shall mean $0.77 per Share.

                  "Qualified Public Offering" shall mean an underwritten public offering of the Company's Common Stock which has been registered with the Commission resulting in gross proceeds of not less than $10,000,000 and at a price of not less than $1.50 per share (as adjusted for any event resulting in an adjustment pursuant to Section 5(a)).

                  "Record Holder" shall mean the Person who has legal title to the shares of Series C Preferred Stock as set forth by the stock ownership records of the Company as of the particular record date.

                  "Registration Statement" shall mean any registration statement filed with the Commission under the Act.

                  "Series A Preferred Stock" shall mean all of the Series A 15% Cumulative Preferred Stock of the Company which shall consist of up to 2,861,382 shares, the rights and privileges of which are set forth in that certain Resolution of Designation of Preferences, Rights and Limitations of Series A 15% Cumulative Preferred Stock of Quality Care Solutions, Inc. adopted by the Board on June 28, 1996, as thereafter amended, restated or otherwise modified.

                  "Series B Preferred Stock" shall mean all of the Series B 15% Cumulative Preferred Stock of the Company which shall consist of up to 160,000 shares, the rights and privileges of which are set forth in that certain Resolution of Designation of Preferences, Rights and Limitations of Series B 15% Cumulative Preferred Stock of Quality Care Solutions, Inc. adopted by the Board on June 28, 1996, as thereafter amended, restated or otherwise modified.

                  "Series C Preferred Stock" shall mean all Series C Preferred Stock of the Company, the rights and privileges of which are set forth in this Resolution.

                  "Share" shall mean a share of Series C Preferred Stock.

                  "Shareholder" shall mean any Person who has legal title to the Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or any other series of preferred stock of the Company designated with the right to receive liquidation proceeds of the Company, in each case, as set forth by the stock ownership records of the Company as of the particular record date.

         Section 2. Dividends.

                  (a) General Obligation. When and as declared by the Board, the Company shall pay dividends to the Record Holders. Except as otherwise provided herein, Cumulative Dividends on each Share will accrue on each Accrual Date whether or not such dividends have been declared or whether or not there are profits, surplus or other funds of the Company legally available for the payment of such dividends, provided, however, dividends will be paid only at such time as both (i) funds of the Company are legally available for payment thereof and
(ii) the Board declares and authorizes such payment.

                  (b) Distribution of Partial Dividend Payments. If at any time the Company pays less than the total amount of dividends then accrued with respect to the Series C Preferred Stock, such payment will be distributed pro rata among the Record Holders.

                  (c) Priority. The Series C Preferred Stock ranks pari passu with the Series A Preferred Stock and the Series B Preferred Stock and the Series C Preferred Stock is senior to all other capital stock of the Company, including specifically the Series B Preferred Stock, the Common Stock and any other series or class of stock as may be designated by the Board from time to time, in right of priority to Distributions paid as dividends or otherwise. Dividends or other distributions shall be declared and paid ratably with respect to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, in accordance with the respective terms of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock. No dividends or other Distributions with respect to any other series or class of capital stock of the Company shall be declared or paid prior to the declaration and payment in full of all Cumulative Dividends accrued as of the last preceding Accrual Date.

         Section 3. Liquidation. The Series C Preferred Stock ranks pari passu with the Series A Preferred Stock and the Series B Preferred Stock and the Series C Preferred Stock is senior to all other capital stock of the Company, including specifically the Common Stock and any other series or class of stock (other than the Series A Preferred Stock and the Series B Preferred Stock) as may be designated by the Board from time to time, in right of priority to Distributions paid in liquidation or otherwise. Upon occurrence of a Liquidation Event, the Record Holders will be entitled to be paid, pari passu with all required distributions and payments with respect to the Series A Preferred Stock and the Series B Preferred Stock and before any payment or other Distribution is made upon any other equity securities of the

Company, an amount in cash equal to the Preference Amount plus any accrued but unpaid dividends thereon up to the date of occurrence of the Liquidation Event. If upon any Liquidation Event the assets of the Company to be distributed among the Record Holders and the holders of the Series A Preferred Stock and Series B Preferred Stock are insufficient to permit such payment in full to each holder, then the entire assets to be distributed will be distributed ratably among such Record Holders and the holders of the Series A Preferred Stock and Series B Preferred Stock in proportion to each such holder's number of shares of Series A Preferred, Series B Preferred or Series C Preferred multiplied by the Preference Amount of such series. The Company will mail written notices of a Liquidation Event not less than 20 days prior to the payment date stated therein to each Record Holder. After the Preference Amount plus accrued dividends have been paid on all outstanding Shares, and any other preference amount is paid on any other series of preferred stock of the Company in accordance with the rights designated thereto, any remaining funds and assets of the Company legally available for distribution to Shareholders will be distributed ratably among the Shareholders in accordance with their Common Stock holdings on an as converted basis.

         Section 4. Conversion.

                  (a) Automatic Conversion of Series C Preferred Stock. Immediately upon the earlier of (i) the closing of a Qualified Public Offering and (ii) the consent of Record Holders of not less than a majority of the then outstanding Shares, all of the Shares shall be converted into fully paid, nonassessable shares of Common Stock in accordance with the conversion ratio set forth in Section 4(d) hereof.

                  (b) Automatic Conversion of Preferred Stock. Immediately upon the consent of holders of Series A Preferred, Series B Preferred and Series C Preferred of not less than a majority of the then outstanding aggregate shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, all of the shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be converted into fully paid, nonassessable shares of Common Stock in accordance with the conversion ratio of each of the series.

                  (c) Voluntary Conversion. Record Holders of Shares shall have the right to convert the Shares at any time into shares of Common Stock in accordance with the conversion ratio in Section 4(d) hereof.

                  (d) Conversion Ratio. Upon conversion of a Share, the Record Holder shall receive the number of shares of Common Stock equal to (i) the Preference Amount (ii) divided by the Conversion Price, as adjusted from time to time pursuant to Section 5 hereof.

                  (e) Mechanics of Conversion. Each Record Holder who converts Shares into Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for the Series C Preferred Stock and shall give written verification to the Company of the number of Shares of Series C Preferred Stock being converted. Thereupon, the Company shall promptly issue and deliver at its office to such Record Holder a certificate or certificates for the number of shares of Common Stock to which such Record Holder is entitled. In the event of an automatic conversion pursuant to Sections 4(a) or (b), the outstanding Shares shall be converted automatically without any further action by the holder of such Shares and whether or not the certificates representing such shares are surrendered to the Company or the transfer agent for such Series C Preferred Stock; and the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such Shares are either delivered to the Company or the transfer agent for such Series C Preferred Stock as provided above, or the holder notifies the Company or the transfer agent for such Series C Preferred Stock that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. The Company shall, as soon as practicable thereafter, issue and deliver to such address as the holder may direct, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. If the conversion is in connection with a Qualified Public Offering of securities described in Section 4(a), the conversion shall be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, and the conversion shall not be deemed to have occurred until immediately prior to the closing of such sale of securities.

                  (f) Undeclared Cumulative Dividends. The Company shall pay undeclared Cumulative Dividends as accrued under the provisions of Section 2 on the Shares of Series C Preferred Stock being converted in cash or by the issuance of additional shares of Common Stock within 30 days after the Conversion Date. If the Company elects to pay undeclared and accrued Cumulative Dividends in shares of Common Stock, the number of shares of Common Stock so paid shall equal (i) the total undeclared and accrued Cumulative Dividends (ii) divided by the Conversion Price as adjusted from time to time pursuant to the provisions of Section 5 hereof. Such conversion and issuance of additional shares of Common Stock, if applicable, shall be deemed to have been made immediately prior to the close of business on the Conversion Date, and the Person entitled to receive the shares of Common Stock shall for all purposes be the Record Holder as of such date.

                  (g) Fractional Shares. No fractional shares of Common Stock shall be issued upon the conversion of Series C Preferred Stock. In lieu of any fractional shares to which a holder of Series C Preferred Stock would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the then current fair market value, determined in good faith by the Board.

         Section 5. Antidilution Adjustments.

                  (a) Stock Dividends. Except as provided in Section 5(e) below, in the event the Company at any time or from time to time after the issuance of any Shares shall declare or pay any dividend on the Common Stock payable in Common Stock, or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, the Conversion Price shall be adjusted by multiplying the Conversion Price prior to the adjustment by the number of shares of Common Stock outstanding immediately prior to the effective time of such event and dividing the result by the number of shares of Common Stock outstanding immediately after the effective time of such event, effective in the case of such dividend, immediately after the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend, or in the case of a subdivision or combination, at the close of business immediately prior to the date upon which such corporate action becomes effective.

                  (b) Adjustments for Reorganizations, Reclassifications or Similar Events. Except as provided in Section 3 upon any liquidation, dissolution or winding up of the Company, if the Common Stock shall be changed into the same or a different number of shares of any other class or classes of stock or other securities or property, whether by capital reorganization, reclassification or otherwise, then each share of Series C Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon conversion of such shares of Series C Preferred Stock shall have been entitled upon such reorganization, reclassification or other event.

                  (c) Dilutive Issuance. Except as provided in Section 5(f) below, in the event the Company shall issue additional shares of Common Stock or securities or options convertible into shares of Common Stock without consideration or for a consideration per share of Common Stock (on an as-converted to Common Stock basis, if applicable) less than the effective Conversion Price in effect on the date of and immediately prior to such issuance, then, and in each such event, such Conversion Price shall be reduced concurrently with such issue to the Conversion Price determined as follows: (i) the number of shares of Common Stock outstanding immediately prior to the issuance that results in the adjustment, (ii) shall be multiplied by such Conversion Price in effect immediately prior to such issuance, (iii) to the result of (ii) shall be added the actual consideration received for the additional shares of Common Stock, (iv) the resulting total shall be divided by the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance that results in the adjustment and (B) the number of additional shares of Common Stock resulting in the adjustment. If the quotient thus obtained is less than the Conversion Price then in effect, such quotient shall be the adjusted Conversion Price until further adjusted as provided herein.

                  (d) Determination of Consideration. For purposes of Section 5(c), the consideration received by the Company for the issuance of any additional shares of Common Stock shall be computed as follows:

                           (i)      Such consideration shall:

                                    (A) insofar as it consists of cash, be
                  computed at the aggregate amount of cash received by the Company excluding amounts paid or payable for accrued interest or accrued dividends;

                                    (B) insofar as it consists of property other
                  than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board; and

                                    (C) in the event additional shares of Common
                  Stock are issued together with other shares of securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in (A) and (B) above, as determined in good faith by the Board.

                           (ii) For the purpose of computing the initial
adjustment of the Conversion Price in the event the Company issues securities or options convertible into Common Stock, the consideration per share received by the Company for such securities or options shall be determined by dividing:

                                    (A) the total amount, if any, received or
                  receivable by the Company as consideration for the issue of such securities or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise or the conversion or exchange of such securities or options, or in the case of options for convertible securities, the exercise of such options for convertible securities and the conversion or exchange of such convertible securities, by

                                    (B) the maximum number of shares of Common
                  Stock issuable upon the exercise of or the conversion or exchange of such options or securities.

Any commission, fees, costs or other expenses related to the issuance of any additional shares of Common Stock or securities or options convertible into shares of Common Stock shall be included in the consideration received by the Company.

                  (e) Adjustments for Other Dividends. In the event the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in capital stock of the Company other than shares of Common Stock or in other property of the Company, then and in each such event provision shall be made so that the Record Holders receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities or other property which such Record Holders would have received had the Series C Preferred Stock been converted prior to such effective record date.

                  (f) Exceptions. The foregoing provisions of this Section 5 notwithstanding, no adjustment to the Conversion Price shall be made upon the issuance of (i) up to 2,500,000 shares of Common Stock or options therefor issued or reserved for issuance to employees, directors, consultants or advisors of the Company pursuant to stock purchase, stock option or other agreements approved by the Board since the Company's inception, (ii) any Common Stock or other securities or options issued or issuable with approval of the Record Holders holding a majority of the outstanding Shares, (iii) the issuance of Common Stock upon conversion of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, (iv) Common Stock underlying other options or convertible securities as to which an adjustment to the Conversion Price has been made pursuant to Section 5(c) or (v) up to 412,142 shares of Common Stock issued upon exercise of warrants outstanding as of May 15, 1998.

                  (g) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price of a series of Preferred Stock pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Record Holder to which such adjustment pertains a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Record Holder, furnish or cause to be furnished to such Record Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Prices at the time in effect for the Series C Preferred Stock, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such Record Holder's Series C Preferred Stock.

                   (h) Notices of Record Date. In the event that the Company shall propose at any time:

                           (i) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

                           (ii) to offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or series or other rights;

                           (iii) to effect any reclassification or
                                 recapitalization of its Common Stock
                                 outstanding involving a change in the Common
                                 Stock; or

                           (iv) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up;

then, in connection with any such event, the corporation shall send to the Record Holders:

                           (A) in the case of the matters referred to in (i) and (ii) above, at least ten (10) days prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in
                                 (i) or (ii) above; and

                           (B) in the case of the matters referred to in (iii) and (iv) above, at least ten (10) days prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event) or for determining rights to vote in respect of the maters referred to in (iii) or (iv) above.

                  Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the Record Holders at the address for each such holder as shown on the books and records of the Company.

         Section 6. Restrictions and Limitations. So long as any Shares remain outstanding, the Company shall not, and shall not permit any successor by merger or consolidation of the Company, without the approval by vote or written consent of the Record Holders of a majority of the outstanding Shares to:

                  (a) No Senior or Pari Passu Securities. Authorize or issue, or obligate itself to issue, any other equity security senior to or on a parity with the Series C Preferred Stock, as to dividend, liquidation preferences or conversion rights;

                  (b) No Change in Authorized Shares. Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series C Preferred Stock;

                  (c) No Change in Rights. Change, by amending the Company's Articles of Incorporation, Bylaws, or otherwise, any of the rights, preferences, privileges or limitations provided for herein for the benefit of the Series C Preferred Stock;

                  (d) No Liquidation Event. Engage in any transaction that is a Liquidation Event;

                  (e) No Adverse Change in Articles or Bylaws. Amend the Articles of Incorporation or Bylaws of the Company to change the number of directors or increase the authorized number of shares of capital stock; or

                  (f) No Preference to Subordinate Stock. Make any Distribution, as a dividend, in liquidation or otherwise, in preference to the Series C Preferred Stock.

Nothing herein shall be construed as limiting the Company's ability to make any subdivision or combination of the outstanding Common Stock.

         Section 7.   Right of First Refusal.

                  (a) General Right. Each Record Holder shall be given the right to purchase such holder's pro rata portion of any equity securities offered by the Company (other than the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, shares of Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and shares offered to employees, in a merger or in connection with obtaining a lease line, line of credit or a similar financing transaction) on the same terms and conditions as the Company offers such securities to other potential investors. The pro rata portion to which each Record Holder is entitled shall be calculated based upon such Record Holder's percentage of ownership of the Company's outstanding capital stock on an as-converted to Common Stock basis (assuming all undeclared Cumulative Dividends are paid in Common

Stock as provided in Section 4(f)). The right of first refusal granted hereunder will terminate immediately prior to the Company's initial underwritten Qualified Public Offering.

                  (b) In the event the Company proposes to undertake an issuance of new securities, it shall give each Record Holder written notice of its intention, describing the amount and type of the securities, and the price and terms upon which the Company proposes to issue the same. Each Record Holder shall have twenty (20) days from the date of receipt of any such notice to agree to purchase up to its respective pro rata share of such securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of securities to be purchased. To the extent any Record Holder elects not to purchase such holder's pro rata share of new securities, then such holder's pro rata share shall be allocated pro rata among the holders of Series C Preferred Stock electing to purchase their pro rata share of new securities to the extent such holders wish to purchase more than their pro rata share.

                  (c) The Company shall have ninety (90) days after such twenty
(20) day period to sell the new securities not elected to be purchased by Record Holders at a price and upon terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the new securities within said ninety (90) day period, the Company shall not thereafter issue or sell any new securities, without first offering such securities to the Record Holders in the manner provided above.

                  (d) Notwithstanding the foregoing, the rights set forth herein shall not prevent the corporation from offering and selling new securities at any time; provided that, if the Company has not given notice to Record Holders prior to the issuance of new securities as provided in Section 7(b), then the Company shall give notice to the Record Holders within fifteen (15) days after the issuance of new securities. Such notice shall describe the amount, type, price and terms of the new securities. Each Record Holder shall have twenty (20) days from the date of receipt of such notice to elect to purchase its pro rata share of new securities. The closing of any such sale shall occur within thirty
(30) days of the date of notice to the Record holders.

         Section 8.   Voting Rights.

                  (a) Except as otherwise provided herein or under Nevada law, the shares of Common Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and any other series of preferred stock designated with such right shall vote as a single class on all matters except that the Series C Preferred Stock shall vote separately as a single class (i) with respect to all matters which affect rights, preferences or priority of the Series C Preferred Stock or (ii) as otherwise required by Nevada law. Upon any vote with the outstanding shares as a single class, each Share shall have the number of votes equal to (i) the Preference Amount (ii) divided by the Conversion Price in effect on the record date for determination of the stockholders entitled to vote, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Record Holders shall be entitled to receive notice of all matters submitted to a vote of shareholders. Any action to be taken by the Record Holders may be taken without a meeting in accordance with Nevada law.

                  (b) (i) The holders of Series C Preferred Stock, voting as a separate class on an as-converted to Common Stock basis, shall be entitled to elect one director, (ii) the holders of Series A Preferred Stock, voting as a separate class on an as-converted to Common Stock basis, shall be entitled to elect one director and (iii) the holders of the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and any other series of preferred stock designated with voting rights, voting together on an as-converted to Common Stock basis (assuming in each instance that all undeclared Cumulative Dividends are paid in cash as provided in Section 4(f)), shall be entitled to elect one director having industry experience and who is not an officer or employee of the Company. Any vacancy in the Board occurring because of the death, resignation or removal of a director shall be filled by the vote or written consent of the holders of the class or classes entitled to fill such seats as provided in this Section 8(b).

         Section 9. Notices. All notices referred to herein, except as otherwise expressly provided, will be hand delivered or made by mail, postage prepaid, and will be deemed to have been given when so hand delivered or mailed to the last known address of the Record Holder as set forth on the stock ledger of the Company.

         Section 10.  Waiver of Rights, Preferences or Privileges.

                  (a) Any right, preference or privilege of the Series C Preferred Stock may be waived by two-thirds of the outstanding Shares, and such waiver shall be binding on all holders of Shares.

                  (b) Any right, preference or privilege of all of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock may be waived by two-thirds of the aggregate outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, and such waiver shall be binding on all holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

[FILED STAMP]


                                  AMENDMENT TO
                           CERTIFICATE OF DESIGNATION
                         PURSUANT TO SECTION 1955 OF THE
                             NEVADA REVISED STATUTES



         1. Name. The name of the corporation is Quality Care Solutions, Inc. (the "Corporation").

         2. Series of Preferred Stock Being Amended. This Amendment related to the Corporation's Series C 12% Cumulative Convertible Preferred Stock (the "Series C Preferred"). The designation of the Series C Preferred is NOT being amended; this Amendment only changes the number of shares of the Series C Preferred which are authorized for issuance.

         3. Text of Resolution. The Board of Directors (the "Board") of the Corporation duly adopted the following resolution, changing from 5,194,805 to 5,723,089 the number of shares of the Series C Preferred which are authorized for issuance:

         RESOLVED, that the number of shares of Series C 12% Cumulative Convertible Preferred Stock of the Corporation shall be 5,728,087, and the "Resolution of Designation of Series C 12% Cumulative Convertible Preferred Stock of Quality Care Solutions, Inc." (a copy of which was filed with the Secretary of State of the State of Nevada on May 28, 1998 under No. C7194-97) (the "Resolution of Designation") is hereby amended by deleting, in the fourth (4th) line of the initial paragraph thereof, the number 5,194,805 and to insert in its place the number 5,728,087. No other amendment to the Resolution of Designation is made hereby.

         4. Stockholder Approval. The approval of the stockholders of the Corporation in connection with the foregoing amendment required pursuant to subsection 3 of Section 78.1955 of the Nevada revised Statutes has been obtained.

         5. Statement and Date of Adoption. The aforementioned resolution was duly adopted by the Board effective as of June 28, 1998. The aforementioned approval of the stockholders required pursuant to NRS 78.1955(3) was duly received effective July 28, 1998.

         IN WITNESS WHEREOF, the undersigned hereby certifies this 28th day of July, 1998 that the foregoing statement has been duly adopted by and on behalf of the Corporation as set forth above.



                                               /s/ Gregory S. Anderson
                                             ------------------------------
                                             Gregory S. Anderson, President


ATTEST:



/s/ Sherwood H. Chapman
----------------------------------
    Sherwood H. Chapman, Secretary

                                 ACKNOWLEDGMENT

STATE OF ARIZONA           )
                           )ss.
County of Maricopa         )

         On this 27 day of July, 1998, before me the undersigned Notary Public personally appeared Gregory S. Anderson, known personally to me to be the President of Quality Care Solutions, Inc., and acknowledged to me the foregoing instrument was executed for the purposes therein contained, on behalf of the corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                                         /s/ Vicki Hange
                                                         ---------------
                                                          Notary Public

My commission expires:

March 10, 2000                                            [Notary Seal]

                                                          VICKI HANES
                                                     Notary Public-Arizona
                                                          Pinal County
                                                 My Comm. Expires Mar 10, 2000

[FILED STAMP]


                               SECOND AMENDMENT TO
                           CERTIFICATE OF DESIGNATION
                         PURSUANT TO SECTION 1955 OF THE
                             NEVADA REVISED STATUTES


         1. Name. The name of the corporation is Quality Care Solutions, Inc. (the "Corporation").

         2. Series of Preferred Stock Being Amended. This Second Amendment relates to the Corporation's Series C 12% Cumulative Convertible Preferred Stock (the "Series C Preferred"). The designation of the Series C Preferred is NOT being amended; this Second Amendment only (i) changes the number of shares of the Series C Preferred which are authorized for issuance and (ii) corrects a typographical error in Section 2(c) of the Resolution of Designation identified herein.

         3. Text of Resolution. The Board of Directors (the "Board") of the Corporation duly adopted the following resolution (i) changing from 5,723,087 to 6,826,983 the number of shares of the Series C Preferred which are authorized for issuance and (ii) revising Section 2(c) of the "Resolution of Designation of Series C 12% Cumulative Convertible Preferred Stock of Quality Care Solutions, Inc." (the "Resolution of Designation") which was attached as Exhibit A to the Corporation's Certificate of Designation filed with the Secretary of State of the State of Nevada on May 28, 1998 under No. C7194-97 (the Certificate of Designation"):

                  RESOLVED, that the number of shares of Series C 12% Cumulative Convertible Preferred Stock of the Corporation shall be 6,826,983, and the Resolution of Designation, which was amended by the "Amendment to Certificate of Designation Pursuant to Section 1955 of the Nevada Revised Statutes" (a copy of which was filed with the Secretary of State of the State of Nevada on July 28, 1998 under No. C7194-97) (the "First Amendment of Designation") is hereby further amended by (i) increasing to 6,826,983 the aggregate number of shares of its Series C 12% Cumulative Convertible Preferred Stock which the Corporation is authorized to issue; and (ii) deleting, in the third (3rd) line of
         Section 2(c) of the Resolution of Designation, the words "Series B Preferred Stock, the". No other amendment to the Resolution of Designation is made hereby.

         4. Stockholder Approval. The approval of the stockholders of the Corporation in connection with the foregoing amendment required pursuant to subsection 3 of Section 78.1955 of the Nevada Revised Statutes has been obtained.

         5. Statement and Date of Adoption. The aforementioned resolution was duly adopted by the Board effective as of September 17, 1998. The aforementioned approval of the stockholders required pursuant to Nevada Revised Statutes 78.1955(3) was duly received effective September 17, 1998.

         IN WITNESS WHEREOF, the undersigned hereby certifies this 17th day of September, 1998 that the foregoing statement has been duly adopted by and on behalf of the Corporation as set forth above.




                                                 /s/ Gregory S. Anderson
                                                 ------------------------------
                                                 Gregory S. Anderson, President


ATTEST:



/s/ Sherwood H. Chapman, Secretary
----------------------------------
Sherwood H. Chapman




                                 ACKNOWLEDGMENT

STATE OF ARIZONA    )
                    )ss.
County of Maricopa  )

         On this 17 day of September, 1998, before me the undersigned Notary Public personally appeared Gregory S. Anderson, known personally to me to be the President of Quality Care Solutions, Inc., and acknowledged to me the foregoing instrument was executed for the purposes therein contained, on behalf of the corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                                    /s/ Vicki Hange
                                                    ---------------
                                                     Notary Public

My commission expires:


3/10/2000                                                  [Notary Seal]
---------                                                   VICKI HANGE
                                                       Notary Public-Arizona
                                                            Pinal County
                                                   My Comm. Expires Mar 10, 2000

   STATE OF NEVADA
 Secretary of State

I hereby certify that this is a
true and complete copy of
the document as filed in this
office.

MAR 01 '99

/s/ Dean Heller

DEAN HELLER
Secretary of State

By: Illegible
    --------------
------------------

[FILED STAMP]



                               THIRD AMENDMENT TO
                           CERTIFICATE OF DESIGNATION
                         PURSUANT TO SECTION 1955 OF THE
                             NEVADA REVISED STATUTES


         1. Name. The name of the corporation is Quality Care Solutions, Inc. (the "Corporation").

         2. Series of Preferred Stock Being Amended. This Third Amendment relates to the Corporation's Series C 12% Cumulative Convertible Preferred Stock (the "Series C Preferred"). The designation of the Series C Preferred is NOT being amended; this Third Amendment only increases the number of shares of the Series C Preferred which are authorized for issuance by the Corporation.

         3. Text of Resolution. The Board of Directors (the "Board") of the Corporation has duly adopted the following resolution amending the "Resolution of Designation of Series C 12% Cumulative Convertible Preferred Stock of Quality Care Solutions, Inc." (the "Resolution of Designation") which was attached as Exhibit A to the Corporation's Certificate of Designation filed with the Secretary of State of the State of Nevada on May 28, 1998 under No. C7194-97 (the Certificate of Designation"):

                  "RESOLVED, that the number of shares of Series C 12% Cumulative Convertible Preferred Stock of the Corporation shall be 6,875,685 and the Resolution of Designation, which was amended by (i) the "Amendment to Certificate of Designation Pursuant to Section 1955 of the Nevada Revised Statutes" (a copy of which was filed with the Secretary of State of the State of Nevada on July 28, 1998 under No. C7194-97), and (ii) the "Second Amendment to Certificate of Designation Pursuant to Section 1955 of the Nevada Revised Statutes" (a copy of which was filed with the Secretary of State of Nevada on September 17, 1998 under No. C7194-97) is hereby further amended by increasing to 6,875,685 the aggregate number of shares of Series C 12% Cumulative Convertible Preferred Stock which the Corporation is authorized to issue. No other amendment to the Resolution of Designation is made hereby."

         4. Stockholder Approval. The approval of the stockholders of the Corporation in connection with the foregoing amendment required pursuant to subsection 3 of Section 78.1955 of the Nevada Revised Statutes has been obtained.

         5. Statement and Date of Adoption. The aforementioned resolution was duly adopted by the Board effective as of February 18, 1999. The aforementioned approval of the stockholders required pursuant to Nevada Revised Statutes 78.1955(3) was duly received effective February 18, 1999.

         IN WITNESS WHEREOF, the undersigned hereby certifies this 26 day of February, 1999 that the foregoing statement has been duly adopted by and on behalf of the Corporation as set forth above.

                                               /s/ Gregory S. Anderson
                                              ----------------------------------
                                               Gregory S. Anderson, President

ATTEST:

/s/ Sherwood Chapman
----------------------------------
Sherwood Chapman
Secretary




                                 ACKNOWLEDGMENT

STATE OF ARIZONA          )
                          )ss.
County of Maricopa        )

         On this 26 day of February, 1999, before me the undersigned Notary Public personally appeared Gregory S. Anderson, known personally to me to be the President of Quality Care Solutions, Inc., and acknowledged to me the foregoing instrument was executed for the purposes therein contained, on behalf of the Corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                               /s/ Vicki Hange
                                              ----------------------------------
                                                         Notary Public

My commission expires:                                   [Notary Seal]

March 10, 2000                                            VICKI HANGE
----------------------------------                   Notary Public-Arizona
                                                          Pinal County
                                                My Comm. Expires Mar 10, 2000
                                       2

[FILED STAMP]



                               FOURTH AMENDMENT TO
                           CERTIFICATE OF DESIGNATION
                         PURSUANT TO SECTION 1955 OF THE
                             NEVADA REVISED STATUTES


         1. Name. The name of the corporation is Quality Care Solutions, Inc. (the "Corporation").

         2. Series of Preferred Stock Being Amended. This Fourth Amendment relates to the Corporation's Series C 12% Cumulative Convertible Preferred Stock (the "Series C Preferred"). The designation of the Series C Preferred is NOT being amended; this Fourth Amendment only increases the number of shares of the Series C Preferred which are authorized for issuance by the Corporation.

         3. Text of Resolution. The Board of Directors (the "Board") of the Corporation has duly adopted the following resolution amending the "Resolution of Designation of Series C 12% Cumulative Convertible Preferred Stock of Quality Care Solutions, Inc." (the "Resolution of Designation") which was attached as Exhibit A to the Corporation's Certificate of Designation filed with the Secretary of State of the State of Nevada on May 28, 1998 under No. C7194-97 (the "Certificate of Designation"):

                  "RESOLVED, that the number of shares of Series C 12% Cumulative Convertible Preferred Stock of the Corporation shall be 6,900,685 and the Resolution of Designation, which was amended by (i) the "Amendment to Certificate of Designation Pursuant to Section 1955 of the Nevada Revised Statutes" (a copy of which was filed with the Secretary of State of the State of Nevada on July 28, 1998 under No. C7194-97), (ii) the "Second Amendment to Certificate of Designation Pursuant to Section 1955 of the Nevada Revised Statutes" (a copy of which was filed with the Secretary of State of Nevada on September 17, 1998 under No. C7194-97), and (iii) the "Third Amendment to Certificate of Designation Pursuant to Section 1955 of the Nevada Revised Statutes" (a copy of which was filed with the Secretary of State of Nevada on March 15, 1999 under Number C7194-97), is hereby further amended by increasing to 6,900,685 the aggregate number of shares of Series C 12% Cumulative Convertible Preferred Stock which the Corporation is authorized to issue. No other amendment to the Resolution of Designation is made hereby."

         4. Stockholder Approval. The requisite approval of the stockholders of the Corporation in connection with the foregoing amendment required pursuant to subsection 3 of Section 78.1955 of the Nevada Revised Statutes has been obtained.

         5. Statement and Date of Adoption. The aforementioned resolution was duly adopted by the Board effective as of October 29, 1999. The aforementioned approval of the stockholders required pursuant to Nevada Revised Statutes 78.1955(3) was duly received effective November 30, 1999.

         IN WITNESS WHEREOF, the undersigned hereby certifies this 30th day of November, 1999 that the foregoing statement has been duly adopted by and on behalf of the Corporation as set forth above.

                                              /s/ Gregory S. Anderson
                                              ----------------------------------
                                                 Gregory S. Anderson, President
ATTEST:


/s/ Sherwood Chapman
----------------------------------
   Sherwood Chapman
   Secretary





                                 ACKNOWLEDGMENT

STATE OF ARIZONA                    )
                                    )ss.
County of Maricopa                  )

         On this 30 day of November, 1999, before me the undersigned Notary Public personally appeared Gregory S. Anderson, known personally to me to be the President of Quality Care Solutions, Inc., and acknowledged to me the foregoing instrument was executed for the purposes therein contained, on behalf of the Corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                              /s/ Vicki Hange
                                              ----------------------------------
                                                         Notary Public

My commission expires:                                  [Notary Seal]

3/10/2000                                              VICKI HANGE
----------------------------------                Notary Public-Arizona
                                                       Pinal County
                                             My Comm. Expires Mar 10, 2000

                                       2